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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

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                      Date of Report: October 14, 1997
              Date of Earliest Event Reported: October 9, 1997


                     CLEAR CHANNEL COMMUNICATIONS, INC.
           (Exact name of registrant as specified in its charter)


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
          TEXAS                               1-9645                             74-1787539
(State of Incorporation)             (Commission File Number)          (I.R.S. Employer Identification
                                                                                    No.)
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                          200 Concord Plaza, Suite 600
                            San Antonio, Texas 78216
                                 (210) 822-2828
         (Address and telephone number of principal executive offices)
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Item 5.  Other Events.

         On September 17, 1997, Clear Channel Communications, Inc. amended its Third Amended and Restated Credit Agreement to eliminate the requirement that the Company's Restricted Subsidiaries execute Subsidiary Guarantees.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         4.1 First Amendment to Third Amended and Restated Credit Agreement by and among Clear Channel Communications, Inc., NationsBank of Texas, N.A., as administrative lender, the First National Bank of Boston, as documentation agent, the Bank of Montreal and Toronto Dominion (Texas), Inc., as co-syndication agents, and certain other lenders dated as of September 17, 1997.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CLEAR CHANNEL COMMUNICATIONS, INC.


                                              By: /s/ Herbert W. Hill, Jr.
                                                  ----------------------------
                                                    Herbert W. Hill, Jr.
                                                    Senior Vice President and
                                                    Chief Accounting Officer

                                              Date: October 14, 1997
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                              INDEX TO EXHIBITS

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------

 4.1 First Amendment to Third Amended and Restated Credit Agreement by and among Clear Channel Communications, Inc., NationsBank of Texas, N.A., as administrative lender, the First National Bank of Boston, as documentation agent, the Bank of Montreal and Toronto Dominion (Texas), Inc., as co-syndication agents, and certain other lenders dated as of September 17, 1997.